SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
February 27, 2015
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.
Office Address:	2036 Washington Street, Hanover, Massachusetts	02339
Mailing Address:	288 Union Street, Rockland, Massachusetts	02370
(Address of Principal Executive Officers)		(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

On February 27, 2015, Independent Bank Corp. (the “Company”) entered into an Information Technology Services Agreement (the “Services Agreement”) with Fidelity Information Services, LLC (“FIS”). The Company entered into the Services Agreement primarily so FIS can provide information technology and computer systems processing services to Rockland Trust Company (“Rockland Trust”), the Company’s wholly-owned bank subsidiary. FIS has been providing these services to the Company under several prior agreements, and the Services Agreement is a combination and extension of the prior agreements with FIS with respect to some, but not all, of the services the Company now receives from FIS.

The Services Agreement is effective as of January 1, 2015, and expires on December 31, 2020. The Services Agreement renews annually after the expiration of the initial term, unless timely notice of intention not to renew is given.

The foregoing description of the Services Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Services Agreement, which is being filed as Exhibit 10.1 attached hereto and is incorporated herein by reference.

The Company is filing a redacted version of the Services Agreement in connection with a request for confidential treatment that it is submitting to the Securities and Exchange Commission (“SEC”) on March 5, 2015. The locations where material has been omitted are indicated by the following notation “{****}”.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits
The following Exhibit is filed as part of this report:

Exhibit Number	Description
10.1	Information Technology Services Agreement, dated February 27, 2015, between Independent Bank Corp. and Fidelity Information Services, LLC†

†
Certain portions of Exhibit 10.1 have been omitted based upon a request submitted to the SEC for confidential treatment of certain non-public information contained therein. The non-public information has been filed with the SEC as part of the request for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date:	March 5, 2015	By:	/s/Edward H. Seksay
EDWARD H. SEKSAY
GENERAL COUNSEL

EXHIBIT INDEX

Exhibit Number	Description
10.1	Information Technology Services Agreement, dated February 27, 2015, between Independent Bank Corp. and Fidelity Information Services, LLC†
† Certain portions of Exhibit 10.1 have been omitted based upon a request submitted to the SEC for confidential treatment of certain non-public information contained therein. The non-public information has been filed with the SEC as part of the request for confidential treatment.